UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________
FORM 8-K
 ____________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 23, 2020
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Robert Half International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	01-10427	94-1648752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2884 Sand Hill Road,	Menlo Park,	CA	94025
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (650) 234-6000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.001 per Share	RHI	New York Stock Exchange
NO CHANGE
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
On April 23, 2020, Robert Half International Inc. issued a press release reporting earnings for the first fiscal quarter of 2020. A copy of the press release is attached hereto as Exhibit 99.1.
The foregoing information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such future filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)  On April 23, 2020, as part of a series of measures to better enable the Company to weather the extraordinary business challenges occasioned by the global coronavirus (COVID-19) pandemic, the Company’s President and CEO, Mr. M. Keith Waddell, agreed by irrevocable waiver to effect a temporary reduction in his base salary. Effective with the payroll period commencing April 26, 2020, Mr. Waddell has agreed to forgo receipt of 100% of his base salary through and including the last payroll period beginning in the Company’s current fiscal year.

Mr. Waddell’s salary waiver will not modify other rights under any agreements that are determined by reference to his base salary; such provisions will continue to be applied based on the base salary in effect prior to the waiver. Additionally, the reduction is not intended to reduce any Company employee benefit provided to Mr. Waddell that is determined by reference to his base salary, except as may be required at law or contract with a third party provider.

Item 9.01	Financial Statements and Exhibits.
(d)           Exhibits

Exhibit	Description

99.1	Robert Half International Inc. April 23, 2020, Press Release
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Half International Inc.

Date: April 23, 2020	By:	/s/ Michael C. Buckley
	Name:	Michael C. Buckley
	Title:	Executive Vice President, Chief Financial Officer